UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2012

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 23, 2012 (the “Initial Form 8-K”) to amend and supplement Item 9.01 of the Initial Form 8-K.  As described in the Initial Form 8-K and the Company’s Current Report on Form 8-K filed on April 24, 2012, Bakken Hunter, LLC, a wholly owned subsidiary of the Company, purchased all of the non-operated working interest owned by Baytex Energy USA Ltd. (“Baytex”) in oil and gas properties and wells located in Divide and Burke Counties, North Dakota, within an area subject to that certain Operating Agreement, dated January 1, 2010 (the “Operating Agreement”), among Samson Resources Company, as operator, Baytex and Williston Hunter, Inc., a wholly-owned subsidiary of the Company (collectively, the “Purchased Assets”).  This Amendment No. 1 is being filed to include historical audited and unaudited financial statements and pro forma financial information as required by Item 9.01 of Form 8-K.  This Amendment No. 1 continues to speak as of the date of the filing of the Initial Form 8-K, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 8.01.  Other Events.

The Company is filing this Amendment No. 1 to the Initial Form 8-K to include historical audited and unaudited financial statements and pro forma financial information related to the acquisition of the Purchased Assets as required by Item 9.01 of Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

The following financial statements are incorporated by reference to Exhibit 99.1 hereto:

•      Audited Statements of Revenues and Direct Operating Expenses for the year ended December 31, 2011 and Unaudited Statements of Revenues and Direct Operating Expenses for the three month periods ended March 31, 2012 and 2011, with respect to the Purchased Assets

(b)           Pro forma financial information.

The following financial information is incorporated by reference to Exhibit 99.2 hereto:

•      Unaudited pro forma combined balance sheet as of March 31, 2012 and combined income statements for the year ended December 31, 2011 and for the three months ended March 31, 2012, and the notes related thereto.

(d)           Exhibits.

Exhibit No.	Description

2.1

Purchase and Sale Agreement, dated as of April 17, 2012, by and between Baytex Energy USA Ltd. and Bakken Hunter, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 24, 2012).*

23.1	Consent of Hein & Associates LLP.#

99.1

Audited Statements of Revenues and Direct Operating Expenses for the year ended December 31, 2011 and Unaudited Statements of Revenues and Direct Operating Expenses for the three month periods ended March 31, 2012 and 2011, with respect to the Purchased Assets.#

99.2

Unaudited pro forma combined balance sheet as of March 31, 2012 and combined income statements for the year ended December 31, 2011 and for the three months ended March 31, 2012, and the notes related thereto.#

#	Filed herewith.

*

Certain schedules and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: August 6, 2012	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Purchase and Sale Agreement, dated as of April 17, 2012, by and between Baytex Energy USA Ltd. and Bakken Hunter, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 24, 2012).*

23.1	Consent of Hein & Associates LLP.#

99.1

Audited Statements of Revenues and Direct Operating Expenses for the year ended December 31, 2011 and Unaudited Statements of Revenues and Direct Operating Expenses for the three month periods ended March 31, 2012 and 2011, with respect to the Purchased Assets.#

99.2

Unaudited pro forma combined balance sheet as of March 31, 2012 and combined income statements for the year ended December 31, 2011 and for the three months ended March 31, 2012, and the notes related thereto.#

#	Filed herewith.

*

Certain exhibits and all of the schedules to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2)of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.